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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-43183) and Form S-8 (Nos. 33-3289, 33-15269,
33-18966, 33-46724, 33-50270, 33-50272, 33-62394, 33-57675, 333-17407,
333-25857, 333-80511 and 333-53912) of Noble Drilling Corporation of our report dated February 1, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 19, 2001